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                                                                   Exhibit 10.20

                                STREAMLINE, INC.

                        WAIVER AND MODIFICATION AGREEMENT


         This Waiver and Modification Agreement (this "Agreement"), dated as of September 18, 1998, is made by and among Streamline, Inc., a Delaware corporation (the "Company") and the holders of record of all of the outstanding shares of the Company's Series A Convertible Preferred Stock, par value $1.00 per share ("Series A Preferred"), Series B Convertible Preferred Stock, par value $1.00 per share ("Series B Preferred"), and Series C Convertible Preferred Stock, par value $1.00 per share ("Series C Preferred") (such holders, collectively, the "Investors").

         WHEREAS, the Company, Reliance Insurance Company ("Reliance") and Timothy A. DeMello entered into a certain Series A Preferred Stock Purchase Agreement, dated May 15, 1996 (as amended from time to time, the "Series A Stock Purchase Agreement"), pursuant to which Reliance purchased 50,000 shares of Series A Preferred;

         WHEREAS, the Company, Reliance, Intel Corporation ("Intel") and PaineWebber Capital Inc. ("PaineWebber", and together with Reliance and Intel, the "Initial Series B/C Investors"), entered into a certain Stock Purchase Agreement, dated June 13, 1997 (as amended, the "Series B/C Stock Purchase Agreement"), pursuant to which the Initial Series B/C Investors purchased an aggregate of 20,000 shares of Series B Preferred and 10,000 shares of Series C Preferred;

         WHEREAS, the Company, the Initial Series B/C Investors, General Electric Capital Corporation ("GE Capital") and SAP America ("SAP", and together with GE Capital, the "New Series B/C Investors") entered into that certain Waiver and Modification Agreement, dated September 23, 1997 (the "Waiver and Modification Agreement") pursuant to which the Initial Series B/C Investors and the New Series B/C Investors (the "Series B/C Investors") purchased an aggregate of 60,000 shares of Series B Preferred;

         WHEREAS, the Company and the Series B/C Investors are parties to a certain Registration Rights Agreement, dated June 13, 1997 (the "Series B/C Registration Rights Agreement");

         WHEREAS, the Company and Nordstrom, Inc. ("Nordstrom") propose to enter into a certain Stock Purchase Agreement (the "Series D Stock Purchase Agreement"), pursuant to which Nordstrom proposes to purchase up to 228,570 shares (the "Series D Preferred Shares") of Series D Convertible Preferred Stock, par value $1.00 per share, ("Series D Preferred");

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         WHEREAS, to facilitate the sale and issuance by the Company of the
Series D Preferred Shares, the Company and the Investors wish to amend the Series A Stock Purchase Agreement, and the Series B/C Stock Purchase Agreement, (collectively, the "Purchase Agreements") and to waive certain pre-emptive rights as provided herein;

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

I.       SERIES A STOCK PURCHASE AGREEMENT

         SECTION 1. AMENDMENT TO THE SERIES A STOCK PURCHASE AGREEMENT

                  The Company and Reliance hereby amend the Series A Stock Purchase Agreement by deleting Section 9.8 thereof in its entirety.


II.      SERIES B/C STOCK PURCHASE AGREEMENT

         SECTION 1. AMENDMENT TO THE SERIES B/C STOCK PURCHASE AGREEMENT

                  The Company and the Series B/C Investors hereby amend the Series B/C Stock Purchase Agreement by deleting Section 6.7 in its entirety.


III.     SERIES B/C REGISTRATION RIGHTS AGREEMENT

         SECTION 1 AMENDMENT TO SERIES B/C REGISTRATION AGREEMENT

                  The Company and the Series B/C Investors hereby amend the Series B/C Registration Rights Agreement by inserting the following as
         Section 2.6 thereto:

                        2.6 CONSENT FOR FIRST UNDERWRITTEN PUBLIC OFFERING
                  Notwithstanding anything in this Section 2 to the contrary, the Company shall not be required to cause to be registered any Registrable Shares pursuant to Section 2 prior to the Company's first underwritten public offering without the written consent of at least a majority of the then outstanding shares of the Company's Series D Convertible Preferred Stock, $1.00 par value per share.


IV.      CONSENT TO REGISTRATION RIGHTS AGREEMENT

         Each of the Investors hereby consent to the Company's entering into a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT A,

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                                      -3-


with Nordstom and the Company's grant to Nordstrom of the registration rights provided for therein.

V.       WAIVER OF PREEMPTIVE RIGHTS

         Each of the Investors hereby waive such preemptive rights as such Investor may have from time to time, pursuant to Article Fourth, Section B.8 of the Company's Certificate of Incorporation, as in effect on the date hereof (the "Charter") with respect to (i) the issuance by the Company to Nordstrom of up to 200,000 shares of Series D Preferred, (ii) the issuance by the Company of additional shares of Series D Preferred in payment of any dividend that may accrue with respect to any shares of Series D Preferred, all in accordance with Section B.2(a)(v) of the Charter; (iii) the issuance by the Company of shares of the Company's Common Stock, par value $.01 per share ("Common Stock") upon conversion of shares of Series D Preferred; and (iv) the issuance by the Company to the holders (the "Debtholders") of the Company's Senior Discount Notes due April 15, 2001, of an aggregate of 10,000 shares of Common Stock pursuant to the terms and conditions of that certain Warrant Modification Agreement, dated on or about the date hereof, by and among the Company and the Debtholders.

VI.      GENERAL PROVISIONS

         SECTION 1. RATIFICATION.

         Except to the extent amended by this Agreement, all of the terms, conditions and covenants of the Purchase Agreements are hereby ratified and confirmed and remain in full force and effect.


         SECTION 2. ENTIRE AGREEMENT.

         The Purchase Agreements, and this Agreement together with the other writings referred to therein and herein and/or delivered pursuant thereto and/or hereto, contain the entire agreement among the parties with respect to the subject matter thereof and hereof and shall be read and construed together as a single agreement.


         SECTION 3. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.



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         SECTION 4. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the state without regard to principles of conflicts of law.


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         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                    STREAMLINE, INC.

                    By: /s/ Timothy A. Demello
                        ----------------------------------------------
                            Timothy A. DeMello
                            Chairman and Chief Executive Officer

                    INVESTORS:
                    RELIANCE INSURANCE COMPANY
                    on behalf of itself and its nominee, HARE & Co.

                    By: /s/ John P. Fitzsimons
                        ----------------------------------------------
                            John P. Fitzsimons
                            Vice President


                    PAINEWEBBER CAPITAL INC.

                    By: /s/ Dhananjay Pai
                        ----------------------------------------------
                            Dhananjay Pai
                            President


                    INTEL CORPORATION

                    By: /s/ Arvind Sodhani
                        ----------------------------------------------
                            Arvind Sodhani
                            Vice President and Treasurer


                    GENERAL ELECTRIC CAPITAL CORPORATION

                    By: /s/ Thomas A. Crowley
                        ----------------------------------------------
                            Thomas A. Crowley
                            Managing Director-ECG


                    SAP AMERICA, INC.

                    By: /s/ Brad C. Brubaker
                        ----------------------------------------------
                            Brad C. Brubaker
                            Vice President